UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  March 31, 2017
Earliest Event Date requiring this Report:  March 28, 2017

CAPSTONE COMPANIES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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FLORIDA	0-28331	84-1047159
(State of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Jim Moran Blvd.
Suite 120
Deerfield Beach, Florida 33442
(Address of principal executive offices)
(954) 570-8889, Ext. 313
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⁯ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⁯ Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⁯ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⁯ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

Capstone Companies, Inc., a Florida corporation, held an investor telephone conference call on Tuesday, March 28, 2017, to discuss fourth quarter 2016 and fiscal year 2016 financial results. The transcript for the telephone conference call is set forth as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K and in Exhibit 99.1 hereto is being furnished, not filed, in accordance with the provisions of General Instruction B.2 of Form 8-K. Accordingly, the information in Item 7.01 of this Current Report on Form 8-K and in Exhibit 99.1 hereto will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended,  unless specifically identified therein as being incorporated therein by reference.

Safe Harbor Statement Exhibit 99.1 hereto contains certain forward-looking statements that are based upon current expectations and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, as amended. Words or expressions such as "anticipate," "plan," "will," "intend," "believe" or "expect'" or variations of such words and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including, without limitation, statements made with respect to expectations of our company's ability to increase our revenues or expand into new markets or launch new products, satisfy obligations as they become due, meet expectations or projected milestones, report any favorable or profitable operations and other risks and uncertainties, all as set forth in Risk Factors, Management Discussion and Analysis and other sections of our company's Annual Report on Form 10-K for the year ended December 31, 2016, as filed with the Securities and Exchange Commission on March 27, 2017 and amended by Form 10-K/A, as filed with the SEC on March 28, 2017. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, many of which are generally outside the control of our company and are difficult to predict. Capstone Companies, Inc. undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

ITEM 9.01.    Financial Statements and Exhibits.

EXHIBIT NUMBER EXHIBIT DESCRIPTION

99.1	Transcript of presentation by Capstone Companies, Inc. for investor telephone conference call *

* filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE COMPANIES, INC., A FLORIDA CORPORATION

Date:   March 31, 2017

By:      /s/ James McClinton
James McClinton, Chief Financial Officer